EXHIBIT 10.2

JOINDER AGREEMENT, dated as of March 20, 2020 (this “Agreement”), among NMI Holdings, INC., a Delaware corporation (the “Company”), NMI SERVICES, INC., a Delaware corporation, CITIBANK, N.A. (the “New Revolving Loan Lender”) and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Agent”), to the Credit Agreement dated, as of May 24, 2018, among the Company, the several banks and other financial institutions or entities from time to time party to the Credit Agreement (the “Lenders”), and the Agent (as amended, modified and supplemented from time to time prior to the effectiveness hereof (including pursuant to that certain Extension Amendment, dated as of the date hereof, the “Credit Agreement”, and the Credit Agreement, as amended by this Agreement, the “Amended Credit Agreement”)). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
WHEREAS, pursuant to Section 2.15 of the Credit Agreement, the Company is hereby requesting a $15,000,000 New Revolving Commitment (the “Joinder No. 1 New Revolving Commitments”) having the same terms as the Extension Amendment No. 1 Revolving Commitments;
WHEREAS, the Company has requested that the New Revolving Loan Lender provide the Joinder No. 1 New Revolving Commitments on the Joinder No. 1 Effective Date (as defined below) and the New Revolving Loan Lender has agreed to provide the Joinder No. 1 New Revolving Commitments on the Joinder No. 1 Effective Date;
NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Joinder No. 1 New Revolving Commitments.
(a)     Effective as of the Joinder No. 1 Effective Date, the New Revolving Loan Lender, shall have a Joinder No. 1 New Revolving Commitment in the amount of $15,000,000.
(b)    The terms and conditions of the Joinder No. 1 New Revolving Commitment and the Revolving Loans made thereunder shall be identical to the terms and conditions of the Extension Amendment No. 1 Revolving Commitments and the Revolving Loans thereunder.
Section 2.Representations and Warranties, No Default. The Company hereby represents and warrants that as of the Joinder No. 1 Effective Date, each of the conditions set forth in the second proviso to Section 2.15(a) of the Credit Agreement (to the extent applicable to New Revolving Commitments incurred pursuant to Section 2.15(a) of the Credit Agreement) is satisfied.
Section 3.Effectiveness. Section 1 of this Agreement shall become effective on the date (such date, if any, the “Joinder No. 1 Effective Date”) that the following conditions have been satisfied:
(i)Execution of Agreement. The Agent shall have received executed signature pages hereto from the Company, the Subsidiary Guarantor, the New Revolving Loan Lender and the Agent;
(ii)Fees and Expenses. The Agent shall have received (i) payment of all expenses required to be paid or reimbursed under Section 10.04 of the Credit Agreement for which invoices have been presented to Company within a reasonable period of time prior to the Joinder No. 1 Effective Date, in each case on or before the Joinder No. 1 Effective Date and (ii) payment of an upfront fee for the account of the New Revolving Loan Lender in an amount equal to 0.15% of the Joinder No. 1 New Revolving Commitment;
(iii)Legal Opinions. The Agent shall have received a customary legal opinion of (x) Wachtell, Lipton, Rosen & Katz, as special New York counsel for the Obligors and (y) Potter Anderson & Corroon LLP, Delaware counsel for the Obligors, relating to this Agreement;
(iv)Officer’s Certificate. The Agent shall have received a certificate of a Responsible Officer of the Company dated as of the Joinder No. 1 Effective Date certifying that the representations and warranties of the Company contained in Section 2 of this Agreement are true and correct; and
(v)Closing Certificates. The Agent shall have received a certificate of the Secretary or Assistant Secretary or similar officer of each Obligor dated as of the Joinder No. 1 Effective Date and certifying:
(1)that either (a) attached thereto is a true and complete copy of the certificate or articles of incorporation or other equivalent constituent and governing documents, including all amendments thereto, of such Obligor, certified as of a recent date by the Secretary of State (or other similar official or Governmental Authority) of the jurisdiction of its organization or by the Secretary or Assistant Secretary or similar officer of

EXHIBIT 10.2

such Obligor or other person duly authorized by the constituent documents of such Obligor or (b) such certificate or articles of incorporation or other equivalent constituent and governing documents have not been amended since the Closing Date,
(2)that attached thereto is a true and complete copy of a certificate as to the good standing of such Obligor as of a recent date from such Secretary of State (or other similar official or Governmental Authority),
(3)that either (a) attached thereto is a true and complete copy of the by-laws (or other equivalent constituent and governing documents) of such Obligor as in effect on the Joinder No. 1 Effective Date and at all times since the date of the resolutions described in the following subclause (4) or (b) such by-laws (or other equivalent constituent and governing documents) have not been amended since the Closing Date,
(4)that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body) of such Obligor, authorizing the execution, delivery and performance by such Obligor of this Agreement and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Joinder No. 1 Effective Date, and
(5)as to the incumbency and specimen signature of each officer or authorized signatory executing this Agreement or any other Loan Document delivered in connection herewith on behalf of such Obligor.
(vi)Extension Amendment No. 1 Effective Date. The Agent shall be satisfied that the Extension Amendment No. 1 Effective Date shall have occurred.
Section 4.Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The execution of this Agreement by the Company and its delivery thereof to the Agent shall constitute delivery to the Agent of the notice required by Section 2.15(a) of the Credit Agreement.
Section 5.Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial. The provisions set forth in Sections 10.15 and 10.16 of the Credit Agreement are hereby incorporated mutatis mutandis with all references to the “Agreement” therein being deemed references to this Agreement.
Section 6.Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
Section 7.Effect of Agreement. Except as expressly set forth herein, (i) this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document. This Agreement shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Joinder No. 1 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Amended Credit Agreement. Each Obligor hereby (i) acknowledges all of the terms and conditions of this Agreement and confirms that all of its obligations under the Loan Documents to which it is a party shall continue to apply to the Credit Agreement as amended hereby, (ii) in the case of the Subsidiary Guarantor, reaffirms, as of the date hereof, its guarantee of the Secured Obligations under the Guarantee and Security Agreement and (iii) reaffirms its grant of Liens on the Collateral (as defined in the Guarantee and Security Agreement) to secure the Secured Obligations pursuant to the Guarantee and Security Agreement.
[Signature pages follow]

EXHIBIT 10.2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.
NMI HOLDINGS, INC., as Company

By: /s/ Adam Pollitzer
Name: Adam Pollitzer
Title: Chief Financial Officer

NMI SERVICES, INC., as a Subsidiary Guarantor

By: /s/ Adam Pollitzer
Name: Adam Pollitzer
Title: Chief Financial Officer

[Signature Page to NMI Joinder Agreement]

EXHIBIT 10.2

JPMORGAN CHASE BANK, N.A.,
as Agent

By: /s/ James S. Mintzer
Name: James S. Mintzer
Title: Executive Director

CITIBANK, N.A.,
as a New Revolving Loan Lender

By: /s/ John Modin
Name: John Modin
Title: Managing Director

[Signature Page to NMI Joinder Agreement]